Derivatives and Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2014
Recorded Amounts and Estimated Fair Values of Long-term Debt and Derivative Financial Instruments
The recorded amounts and estimated fair values of total debt at December 31 were as follows:

	2014		2013
In millions	Recorded Amount	Fair Value	Recorded Amount	Fair Value
Variable rate debt	$997.4	$997.4	$528.9	$528.9
Fixed rate debt	2,006.7	2,070.4	2,021.5	1,997.5
Total debt	$3,004.1	$3,067.8	$2,550.4	$2,526.4

Financial Assets and Liabilities Measured at Fair Value on Recurring Basis
Financial assets and liabilities measured at fair value on a recurring and nonrecurring basis were as follows:

Recurring fair value measurements	December 31, 2014
In millions	Level 1	Level 2	Level 3	Total
Foreign currency contract assets	$—	$0.9	$—	$0.9
Foreign currency contract liabilities	—	(6.6)	—	(6.6)
Deferred compensation plans assets (1)	47.9	7.4	—	55.3
Total recurring fair value measurements	$47.9	$1.7	$—	$49.6
Nonrecurring fair value measurements (2)

Recurring fair value measurements	December 31, 2013
In millions	Level 1	Level 2	Level 3	Total
Foreign currency contract assets	$—	$3.6	$—	$3.6
Deferred compensation plan assets (1)	32.1	—	—	32.1
Total recurring fair value measurements	$32.1	$3.6	$—	$35.7
Nonrecurring fair value measurements (3)

(1)
Deferred compensation plan assets include mutual funds, common/collective trusts and cash equivalents for payment of certain non-qualified benefits for retired, terminated and active employees. The fair value of mutual funds and cash equivalents were based on quoted market prices in active markets. The underlying investments in the common/collective trusts primarily include intermediate and long-term debt securities, corporate debt securities, equity securities and fixed income securities. The overall fair value of the common/collective trusts are based on observable inputs.

(2)
During the third quarter of 2014, we recognized an impairment charge related to allocated amounts of goodwill, intangible assets, property, plant & equipment and other non-current assets totaling $380.1 million, net of a $12.3 million tax benefit, representing our estimated loss on disposal of the Water Transport business. The impairment charge was determined using significant unobservable inputs ("Level 3" fair value measurements). See Note 3 for additional information about the impairment.

(3)
In the fourth quarter of 2013, we completed our annual intangible assets impairment review. As a result, we recorded a pre-tax non-cash impairment charge of $11.0 million for a trade name intangible in 2013. The impairment charge reduced the fair value of the impacted trade name intangible to $0. The fair value of trade names is measured using the relief-from-royalty method. This method assumes the trade name has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate the future revenue for the related brands, the appropriate royalty rate and the weighted average cost of capital.